AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 4, 2000
                                                 REGISTRATION NUMBER 333-64301

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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ---------------------

                              AMENDMENT NO. 3

                                     TO
                                  FORM S-3

                      REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933

                           ---------------------

                                 BESTFOODS

           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                  36-2385545

    (STATE OR OTHER JURISDICTION OF        (IRS EMPLOYER IDENTIFICATION NUMBER)
    INCORPORATION OR ORGANIZATION)


                             700 SYLVAN AVENUE
                            INTERNATIONAL PLAZA
                      ENGLEWOOD CLIFFS, NJ 07632-9976
                               (201) 894-4000
            (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
     INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           ---------------------

                          EDUARDO B. SANCHEZ, ESQ.
                      VICE PRESIDENT, GENERAL COUNSEL
                                 BESTFOODS
                             700 SYLVAN AVENUE
                            INTERNATIONAL PLAZA
                      ENGLEWOOD CLIFFS, NJ 07632-9976
                               (201) 894-4000
         (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                 INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              WITH A COPY TO:

                            JEAN E. HANSON, ESQ.
                  FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
                             ONE NEW YORK PLAZA
                          NEW YORK, NEW YORK 10004
                               (212) 859-8000

                           ---------------------

          This Amendment No. 3 to the Registration Statement on Form S-3 (Registration No. 333-64301) of Bestfoods is being filed to de-register unsecured debt securities consisting of debentures, notes and other evidence of indebtedness; which debt securities have not been issued as of the date hereof.

                     SIGNATURES AND POWERS OF ATTORNEY

          Pursuant to the requirements of the Securities Act of 1933, Bestfoods certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 4, 2000.

                             Bestfoods

                             By:  /s/ CHARLES R. SHOEMATE
                                  ----------------------------------------
                                  Name:  Charles R. Shoemate
                                  Title: President, Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        NAME                                 TITLE                    DATED
        ----                                 -----                    -----

/s/ ROBERT J. GILLESPIE           Executive Vice President,    October 4, 2000
----------------------------      Strategic Business
Robert J. Gillespie               Development and Finance


/s/ PHILIP V. TERENZIO            Vice President and           October 4, 2000
----------------------------      Controller
   Philip V. Terenzio


/s/ THOMAS H. FLOYD               Director                     October 4, 2000
----------------------------
   Thomas H. Floyd


/s/ A. PETER HARWICH              Director                     October 4, 2000
----------------------------
   A. Peter Harwich


/s/ RONALD M. SOIEFER             Director                     October 4, 2000
----------------------------
   Ronald M. Soiefer